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                                                                                                                           Exhibit 5

Lincoln                                             Lincoln ChoicePlus(SM) Design                        The Lincoln National Life
ChoicePlus(SM)                                       Variable Annuity Application                            Insurance Company
                                                                                                            Fort Wayne, Indiana

    Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1   Contract Options

    [ ] ChoicePlus(SM) Design 1 (standard)
    [ ] ChoicePlus(SM) Design 2 (4-year surrender charge)
    [ ] ChoicePlus(SM) Design 3 (3% enhancement)


2a  Contract Owner   Maximum age of Contract Owner is 85.

    ____________________________________________________________      ______________________________________________________________
    Full legal name or trust name                                     Social Security number/TIN

    ____________________________________________________________      __________________________________________  [ ] Male
    Street address (If PO Box, physical street address required)      Date of birth (mm/dd/yyyy)                  [ ] Female

    ____________________________________________________________      ______________________________________________________________
    City                             State             ZIP            Home telephone number

    ____________________________________________________________      _____________________________________   Is trust revocable?
    Trustee name (required for trusts)                                Date of trust (required for trusts)     [ ] Yes      [ ] No


2b  Joint Contract Owner   Maximum age of Joint Contract Owner is 85.

    ____________________________________________________________      ______________________________________________________________
    Full legal name                                                   Social Security number/TIN

    __________________________________________________  [ ] Male      [ ] Female     [ ] Spouse     [ ] Non-Spouse
    Date of Birth (mm/dd/yyyy)


3a  Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                 Maximum age of Annuitant is 85.

    ____________________________________________________________      ______________________________________________________________
    Full legal name                                                   Social Security number/TIN

    ____________________________________________________________      __________________________________________  [ ] Male
    Street address                                                    Date of birth (mm/dd/yyyy)                  [ ] Female

    ____________________________________________________________      ______________________________________________________________
    City                             State             ZIP            Home telephone number


3b  Contingent Annuitant   Maximum age of Contingent Annuitant is 85.

    ____________________________________________________________      ______________________________________________________________
    Full legal name                                                   Social Security number/TIN


4   Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)


    _____________________________________________________    _______________________________  _____________   _______________  ____%
    Full legal/trust name    [ ] Primary   [ ] Contingent    Relationship to Contract Owner   Date of Birth   SSN/TIN

    _____________________________________________________    _______________________________  _____________   _______________  ____%
    Full legal/trust name    [ ] Primary   [ ] Contingent    Relationship to Contract Owner   Date of Birth   SSN/TIN

    _____________________________________________________    _______________________________  _____________   _______________  ____%
    Full legal/trust name    [ ] Primary   [ ] Contingent    Relationship to Contract Owner   Date of Birth   SSN/TIN

    _____________________________________________________________   ________________________________________   Is trust revocable?
    Executor/Trustee name (required for trusts)                     Date of trust (required for trusts)        [ ] Yes      [ ] No


5   Type of Contract

    Nonqualified: [ ] Initial contribution   OR  [ ] 1035 exchange
    Tax-qualified (must complete plan type):     [ ] Transfer (to same market)   OR   [ ] Rollover (to different market)
    Plan type (check one): [ ] Roth IRA    [ ] Traditional IRA
                           [ ] SEP         [ ] Other+ _____________________________  +Indicate plan year-end: ________________
                                                                                                                  Month/Day

                                                                                                                             CPD-APP
30070-APP 09/06                                                Page 1                                       30070-APP CPDESIGN 09/06
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6a  Allocation   (This section must be completed.)

    Initial minimums:   $10,000
    Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 6b. If no allocations are specified in Section 6a or 6b, the entire amount will be allocated to the Lincoln VIP Money Market Fund pending instructions from the contract owner.

    Please allocate my contribution of: $ ____________________________________________  OR  $________________________
                                           Initial contribution from previous carrier           Approximate amount

    INTO THE FUND(S) BELOW --| Use whole percentages
                             V

        Lincoln Profile Funds                                         U.S. Small Cap Stocks

        ____________% Lincoln VIP Aggressive Profile Fund             ____________% AllianceBernstein VPS Small/Mid Cap Value
        ____________% Lincoln VIP Conservative Profile Fund                         Portfolio
        ____________% Lincoln VIP Moderate Profile Fund               ____________% Delaware VIP Trend Series
        ____________% Lincoln VIP Moderately Aggressive Profile       ____________% DWS Small Cap Index VIP
                      Fund                                            ____________% FTVIPT Franklin Small-Mid Cap Fund
                                                                      ____________% Lincoln VIP Growth Opportunities Fund
        U.S. Large Cap Stocks
                                                                      International/Global
        ____________% AllianceBernstein VPS Growth and Income
                      Portfolio                                       ____________% AllianceBernstein VPS Global Technology
        ____________% American Funds Growth Fund                                    Portfolio
        ____________% American Funds Growth-Income Fund               ____________% AllianceBernstein VPS International Value
        ____________% Delaware VIP U.S. Growth Series                               Portfolio
        ____________% Delaware VIP Value Series                       ____________% American Funds Global Growth Fund
        ____________% DWS Equity 500 Index VIP                        ____________% American Funds Global Small Capitalization
        ____________% Fidelity VIP Contrafund Portfolio                             Fund
        ____________% Fidelity VIP Growth Portfolio                   ____________% American Funds International Fund
        ____________% FTVIPT Mutual Shares Securities Fund            ____________% Fidelity VIP Overseas Portfolio
        ____________% Lincoln VIP Capital Appreciation Fund           ____________% FTVIPT Templeton Growth Securities Fund
        ____________% Lincoln VIP Core Fund                           ____________% Lincoln VIP International Fund
        ____________% Lincoln VIP Equity-Income Fund
        ____________% Lincoln VIP Growth and Income Fund              Balanced Funds
        ____________% Lincoln VIP Growth Fund
        ____________% Lincoln VIP Social Awareness Fund               ____________% FTVIPT Franklin Income Securities Fund
        ____________% MFS Utilities Series                            ____________% Lincoln VIP Global Asset Allocation Fund
                                                                      ____________% MFS Total Return Fund
        U.S. Mid Cap Stocks
                                                                      Fixed Income
        ____________% Baron Capital Asset Fund
        ____________% Delaware VIP REIT Series                        ____________% American Century VIP Inflation Protection
        ____________% Fidelity VIP Mid Cap Portfolio                  ____________% Delaware VIP Capital Reserves Series
        ____________% Lincoln VIP Aggressive Growth Fund              ____________% Delaware VIP Diversified Income Series
        ____________% Neuberger Berman AMT Mid-Cap Growth             ____________% Delaware VIP High Yield Series
                      Portfolio                                       ____________% FTVIPT Templeton Global Income Securities
        ____________% Neuberger Berman AMT Regency Portfolio                        Fund
                                                                      ____________% Lincoln VIP Bond Fund

                                                                      Preservation of Capital

                                                                      ____________% Fixed Account _________ years (1-10)
                                                                      ____________% Lincoln VIP Money Market Fund
                                                                      ____________% DCA Fixed Account (must complete section 6b)
                                                                                  % Total (must = 100%)
                                                                      ============

                                                               Page 2
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6b  Dollar Cost Averaging (Complete only if electing DCA.)
    $2,000 minimum required.

    Total amount to DCA:   OR $ ___________ MONTHLY amount to DCA:$ __________ OVER THE FOLLOWING PERIOD:_____________
                                                                                                         MONTHS (6-60)

    FROM THE FOLLOWING HOLDING ACCOUNT (check one):     [ ] DCA Fixed Account   [ ] Delaware VIP High Yield Series*
    *The DCA holding account and the DCA fund elected cannot be the same.  [ ] Lincoln VIP Money Market Fund*
                                                                           [ ] Lincoln VIP Bond Fund*

    INTO THE FUND(S) BELOW --| Use whole percentages
                             V

        Lincoln Profile Funds                                         U.S. Small Cap Stocks

        ____________% Lincoln VIP Aggressive Profile Fund             ____________% AllianceBernstein VPS Small/Mid Cap Value
        ____________% Lincoln VIP Conservative Profile Fund                         Portfolio
        ____________% Lincoln VIP Moderate Profile Fund               ____________% Delaware VIP Trend Series
        ____________% Lincoln VIP Moderately Aggressive Profile       ____________% DWS Small Cap Index VIP
                      Fund                                            ____________% FTVIPT Franklin Small-Mid Cap Fund
                                                                      ____________% Lincoln VIP Growth Opportunities Fund
        U.S. Large Cap Stocks
                                                                      International/Global
        ____________% AllianceBernstein VPS Growth and Income
                      Portfolio                                       ____________% AllianceBernstein VPS Global Technology
        ____________% American Funds Growth Fund                                    Portfolio
        ____________% American Funds Growth-Income Fund               ____________% AllianceBernstein VPS International Value
        ____________% Delaware VIP U.S. Growth Series                               Portfolio
        ____________% Delaware VIP Value Series                       ____________% American Funds Global Growth Fund
        ____________% DWS Equity 500 Index VIP                        ____________% American Funds Global Small Capitalization
        ____________% Fidelity VIP Contrafund Portfolio                             Fund
        ____________% Fidelity VIP Growth Portfolio                   ____________% American Funds International Fund
        ____________% FTVIPT Mutual Shares Securities Fund            ____________% Fidelity VIP Overseas Portfolio
        ____________% Lincoln VIP Capital Appreciation Fund           ____________% FTVIPT Templeton Growth Securities Fund
        ____________% Lincoln VIP Core Fund                           ____________% Lincoln VIP International Fund
        ____________% Lincoln VIP Equity-Income Fund
        ____________% Lincoln VIP Growth and Income Fund              Balanced Funds
        ____________% Lincoln VIP Growth Fund
        ____________% Lincoln VIP Social Awareness Fund               ____________% FTVIPT Franklin Income Securities Fund
        ____________% MFS Utilities Series                            ____________% Lincoln VIP Global Asset Allocation Fund
                                                                      ____________% MFS Total Return Fund
        U.S. Mid Cap Stocks
                                                                      Fixed Income
        ____________% Baron Capital Asset Fund
        ____________% Delaware VIP REIT Series                        ____________% American Century VIP Inflation Protection
        ____________% Fidelity VIP Mid Cap Portfolio                  ____________% Delaware VIP Capital Reserves Series
        ____________% Lincoln VIP Aggressive Growth Fund              ____________% Delaware VIP Diversified Income Series
        ____________% Neuberger Berman AMT Mid-Cap Growth             ____________% Delaware VIP High Yield Series
                      Portfolio                                       ____________% FTVIPT Templeton Global Income Securities
        ____________% Neuberger Berman AMT Regency Portfolio                        Fund
                                                                      ____________% Lincoln VIP Bond Fund

                                                                      Preservation of Capital

                                                                      ____________% Lincoln VIP Money Market Fund
                                                                                  % Total (must = 100%)
                                                                      ============

    Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

                                                               Page 3
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6c  Cross-Reinvestment or Portfolio Rebalancing

    To elect either of these options, please complete the Cross-Reinvestment form (28051CP) or the Portfolio Rebalancing form
    (28887CP).

7   Benefit Options

    Death Benefits
    Select one: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)
    [ ] I/We hereby elect the Account Value Death Benefit.
    [ ] I/We hereby elect the Guarantee of Principal Death Benefit/1/.
    [ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit/2/.
    [ ] I/We hereby elect the Estate Enhancement Benefit/3/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.

    Living Benefits
    One Living Benefit may be elected. i4LIFE(R) Advantage cannot be simultaneously elected with a Living Benefit. If a Living
    Benefit is elected, your contract may be subject to investment requirements. Please refer to the prospectus for more information.

    If a Living Benefit is elected, an owner election to reset either the 4LATER(SM) Income Base or the Lincoln
    SmartSecurity(R) Advantage Guaranteed Amount, as applicable, will automatically be performed by us, unless you select the manual reset option below. Anytime a reset occurs the charge for the rider may increase. If you select the manual option, you will need to notify us if you want to reset either the Income Base or Guaranteed Amount, as applicable.

    [ ] I/We elect the manual reset of Income Base or Guaranteed Amount.

    Lincoln SmartSecurity(R) Advantage
    [ ] I/We hereby elect the 5-year Elective Step-up/4/. (manual reset only)
    [ ] I/We hereby elect the 1-year Automatic Step-up/4/. (Single Life)
    [ ] I/We hereby elect the 1-year Automatic Step-up/4/. (Joint Life must be spouse as joint owner or 100% primary beneficiary)

    4LATER(SM)Advantage
    [ ] I/We hereby elect the 4LATER(SM)Advantage/5/.
    /1/ The Guarantee of Principal Death Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and
        Pensions.
    /2/ The Enhanced Guaranteed Minimum Death Benefit may only be elected if the Contract Owner, Joint Owner (if applicable), and
        Annuitant are all under age 80.
    /3/ The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.
    /4/ If the contract is tax-qualified, the maximum age to elect is 80. The maximum age to elect the 1-year Automatic Step-up on non-qualified contracts is 80.
    /5/ If the contract is tax-qualified, the maximum age to elect is 77. If the contract is non-qualified, the maximum age to elect is 80.

8   Automatic Withdrawals $10,000 minimum account balance is required.

    Note: Withdrawals exceeding 10% of premium payment per year may be subject to contingent deferred sales charges. However, if electing Lincoln SmartSecurity(R) Advantage -- 5-year Elective Step-up, the maximum withdrawal amount for the program is
          7% without the potential for a greater reduction in the Guaranteed Amount and if electing Lincoln SmartSecurity(R)
          Advantage 1-year Automatic Step-up, the maximum withdrawal amount for the program is 5% without the potential for a greater reduction in the Guaranteed Amount. Withdrawal minimums: $50 per distribution/$300 annually.

    [ ] Please provide me with automatic withdrawal based on ______% (may be between 1-10%) of total contract value.
        OR     [ ] An amount of $_________________.

    Payment frequency:  [ ] Monthly   [ ] Quarterly   [ ] Semi-annually    [ ] Annually (If frequency is not marked it will be
                                                                               set for Annually)

    Date of withdrawal: [ ] 5th  [ ] 10th  [ ] 20th  (If date is not marked it will be set for the 20th.)

    Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

    ELECT ONE: [ ] Do withhold taxes   Amount to be withheld ________ (must be at least 10%)
               [ ] Do not withhold taxes

    ELECT ONE: [ ] Direct deposit         [ ] Checking (Attach a "voided" check)           [ ] Savings (Attach a deposit slip)
               I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln
               Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln
               Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

               _____________________________________________________________________________________________________________________
               Bank name                                                                        Bank telephone number

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9   Automatic Bank Draft

    ________________________________________________________________  ______________________________________________________________
    Print account holder name(s) EXACTLY as shown on bank records

    ________________________________________________________________________________________________________________________________
    Bank name                                                                           Bank telephone number

    $ _____________________________________  Automatic bank draft start date: _______________________________
      Monthly amount                                                            Month    Day (1/28)    Year

    [ ] Checking (attach a voided check)   OR   [ ] Savings (attach a deposit slip)

    I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln
    Life and the financial institution a reasonable opportunity to act on it.


10  Telephone/Internet Authorization (Check box if this option is desired.)

    [ ] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates; and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

11  Replacement

    Does the applicant have any existing life policies or annuity contracts?        [ ] Yes     [ ] No
    Will the proposed contract replace any existing annuity or life insurance?      [ ] Yes     [ ] No
    (Attach a state replacement form if required by the state in which the application is signed.)

    ________________________________________________________________________________________________________________________________
    Company name

    __________________________________________________________________________________________________  ____________________________
    Plan name                                                                                           Year issued

    Fraud Warning

    Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

12  Signatures

    All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security
    (or taxpayer identification) number(s) is correct as it appears in this application.

    I/We understand that there are charges and fees associated with this annuity and that there may be an additional charge for optional benefits provided through a rider/endorsement or amendment. I/We also understand that surrender charges may apply if
    I/we make a withdrawal, surrender this annuity or exchange it for another annuity prior to the expiration of any sales charge period.

    ___________________________________________________________________________________________  ___________________________________
    Signed at (city)                                   State                                     Date (mm/dd/yyyy)

    ________________________________________________   ________________________________________
    Signature of Contract Owner                        Joint Contract Owner (if applicable)

    ___________________________________________________________________________________________  ___________________________________
    Signed at (city)                                   State                                     Date (mm/dd/yyyy)

    ___________________________________________________________________________________________
    Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

                                                               Page 5
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====================================================================================================================================
    THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
====================================================================================================================================

13  Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

    Does the applicant have any existing life policies or annuity contracts?        [ ] Yes     [ ] No
    Will the proposed contract replace any existing annuity or life insurance?      [ ] Yes     [ ] No
    (Attach a state replacement form if required by the state in which the application is signed.)

    ______________________________________________________________________________________________________  $_______________________
    Company name                                                                        Year issued          Amount


14  Additional Remarks

    ________________________________________________________________________________________________________________________________


15  Dealer Information   Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 14.

    [ ] 1   [ ] 2   [ ] 3

    _________________________________________________________________________________   ____________________________________________
    Registered representative's name (print as it appears on NASD licensing)            Registered representative's telephone number

    _________________________________________________________________________________   ____________________________________________
    Client account number at dealer (if applicable)                                     Registered representative's SSN

    ________________________________________________________________________________________________________________________________
    Dealer's name

    ________________________________________________________________________________________________________________________________
    Branch address                                   City                                          State               ZIP

    [ ] CHECK IF BROKER CHANGE OF ADDRESS            Rep code at firm ______________________________________________________________


16  Representative's Signature

    The representative hereby certifies he/she witnessed the signature(s) in Section 12 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The
    Lincoln National Life Insurance Company approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

    ________________________________________________________________________________________________________________________________
    Signature

                             Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:
Lincoln
ChoicePlus(SM)               Lincoln Life                     By Express Mail: Lincoln Life
                             P.O. Box 2348                                     Attention: ChoicePlus Operation
                             Fort Wayne, IN 46801-2348                         1300 South Clinton Street
                                                                               Fort Wayne, IN 46802

                             If you have any questions regarding this application, call Lincoln Life at 800/826-6848.

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[LOGO] Lincoln
       ------------------                                                                   Request for 1035 Exchange (Nonqualified)
       Financial Group(R)
====================================================================================================================================
Instructions:  A. Please type or print.
               B. Owner's and any joint owner's signatures are required on this form.
               C. The following items must be mailed to Lincoln Life to process a 1035 exchange:
                         1. This form, "Request for 1035 Exchange (Nonqualified)"
                         2. Old policy/contract to be exchanged (if lost, please indicate in Section 2 below)
                         3. State replacement form (if required by the state)
                         4. Lincoln application if funds are for an initial purchase payment

1   SURRENDERING COMPANY INFORMATION

    ________________________________________________________________________________________________________________________________
    Surrendering insurance company                                                       Telephone number

    ________________________________________________________________________________________________________________________________
    Address                                                           City                        State                ZIP

2   POLICY/CONTRACT INFORMATION

    _____________________________________    Transfer the proceeds: [ ] Immediately
    Policy/contract number                                          [ ] When indicated (date must be within 30 days): ______________
    The policy/contract is:

    [ ] Enclosed
    [ ] Lost or destroyed (I certify that the policy/contract is lost or destroyed. In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

    _______________________________________________________________   _______________________   ____________________________________
    Owner's name                                                      Tax ID number             Social Security number

    _______________________________________________________________   ______________________________________________________________
    Joint owner's name                                                Social Security number

    _______________________________________________________________   ______________________________________________________________
    Annuitant name(s)                                                 Social Security number


3   SIGNATURES

    I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue Code.
    I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s), Annuitant(s), and Owner(s) as the above-listed policy/contract.

    I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

    I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the Accepting Insurance
    Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

    Signed at _______________________________________________________________ this ____________ day of _________________ year ______

    _______________________________________________________________   ______________________________________________________________
    Owner's signature                                                 Joint owner's signature

    _______________________________________________________________   ______________________________________________________________
    Insured signature (life only)                                     Irrevocable beneficiary signature


4   ACCEPTANCE OF ASSIGNMENT

    This section is to be completed by the insurance company.

    The Accepting Insurance Company, as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a)
    exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.

    _________________________________________________   _______________________________________________   __________________________
    Authorized signature                                Title                                             Date


    _______________________________________   Mail to: Lincoln Life, PO Box 2348, Fort Wayne IN 46801-2348
    New policy/contract number                         Phone 800-826-6848

====================================================================================================================================
Send completed application and this form to your investment dealer's home office or to:

                                                                         Express Mail:
                                      Lincoln Life                       Lincoln Life
                                      PO Box 2348                        Attention: New Business Operations
                                      Fort Wayne IN 46801-2348           1300 South Clinton Street
                                                                         Fort Wayne IN 46802

33491 6/05 NBMISC                                              Page 7
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[LOGO] Lincoln
       ------------------                                                                   Request for Qualified Retirement Account
       Financial Group(R)                                                                   Transfer/Direct Rollover
====================================================================================================================================
Instructions:  A. Please type or print.
               B. Owner's/Trustee's signature is required on this form.
               C. The following items must be mailed to Lincoln Life to process a transfer of funds:
                         1. This form, "Request for Qualified Retirement Account Transfer/Direct Rollover"
                         2. Old policy/contract, if applicable (if lost, please indicate in Section 2 below)
                         3. State replacement form (if required by the state)
                         4. Lincoln application if funds are for an initial purchase payment

1   CURRENT PLAN INFORMATION
    ___________________________________________________________________________   Telephone number [ ][ ][ ]  [ ][ ][ ]-[ ][ ][ ][ ]
    Current financial institution

    ________________________________________________________________________________________________________________________________
    Address                                              City                                 State                   ZIP

    _______________________________________________________________   ______________________________________________________________
    Policy/account owner name                                         Owner's Social Security number or Tax ID number

    _______________________________________________________________   ______________________________________________________________
    Name of participant/annuitant (if different)                      Policy/account number


    Is the transfer/rollover coming from a Group (Employer Sponsored) Retirement Plan? Yes [ ] No [ ]

    If yes, what is the qualifying event? ___________________________________________________________

    Transfer/rollover FROM type of plan:  [ ] 401(k)       [ ] 401(a) Type ____________________    [ ] SEP-IRA   [ ] Traditional IRA
                                          [ ] Conversion   [ ] Roth Contributory IRA:  [ ] 403(b)  [ ] Other (specify) _____________

    Transfer/rollover TO type of plan:    [ ] Traditional  [ ] Roth IRA
                                              IRA


2   QUALIFIED TRANSFER/DIRECT ROLLOVER INSTRUCTIONS

    Transfer the proceeds:   [ ] Immediately            [ ] When indicated (date must be within 30 days):  [ ][ ] [ ][ ] [ ][ ]
                                                                                                            Month   Day   Year
    Check one for each of the following three sections:

    1. The amount requested and directed for payment represents a:  [ ] Full transfer or   [ ] Partial transfer of $ _______________
    2. [ ] Apply proceeds to a new contract   [ ] Apply proceeds to existing contract number _______________________________________

    Note: Age 70 1/2 restrictions apply to an individual retirement account transfer: If you are age 70 1/2 or older this year, you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/custodian, prior to effecting this transfer, to either: (1) pay your own required minimum distribution to you now or (2) retain that amount for distribution to you later.

    IF APPLICABLE:

    3. [ ] I have enclosed the annuity contract.    [ ] I certify that the annuity contract has been lost or destroyed. After due search and inquiry, to the best of my knowledge, it is not in the possession or control of any other person.

3   SIGNATURES

    I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to Lincoln Life.

    Please do not withhold any amount for taxes from the proceeds.

    It is my intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets.

    I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life. If my name is to be used, it must be preceded by the term FBO or "for the benefit of."

    ___________________________________________________________  [ ][ ] [ ][ ] [ ][ ]
    Owner/Trustee signature and title                             Month   Day   Year


    ___________________________________________________________  [ ][ ] [ ][ ] [ ][ ]
    Co-Owner/Trustee signature and title (if applicable)          Month   Day   Year


    ___________________________________________________________  [ ][ ] [ ][ ] [ ][ ]
    Irrevocable beneficiary signature (if applicable)             Month   Day   Year


4   ACCEPTANCE OF TRANSFER (TO BE COMPLETED BY THE ACCEPTING COMPANY)

    Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to
    Lincoln Life, attach a copy of this form to the check and send to the address below.

    _________________________________________________   _______________________________________________   __________________________
    Authorized signature                                Title                                             Date


    _______________________________________   Mail to: Lincoln Life, PO Box 2348, Fort Wayne IN 46801-2348
    New policy/contract number                         Phone 800-826-6848

====================================================================================================================================
Send completed application and this form to your investment dealer's home office or to:

                                                                         Express Mail:
                                      Lincoln Life                       Lincoln Life
                                      P.O. Box 2348                      Attention: New Business Operations
                                      Fort Wayne, IN 46801-2348          1300 South Clinton Street
                                                                         Fort Wayne, IN 46802

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